UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to Section 240.14a-12

INTERACTIVE INTELLIGENCE GROUP, INC.
(Name of Registrant as Specified in its Charter)
______________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies:
_______________________________________________________________________________
(2)	Aggregate number of securities to which transaction applies:
_______________________________________________________________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________________
(4)	Proposed maximum aggregate value of transaction:
_______________________________________________________________________________
(5)	Total fee paid:
_______________________________________________________________________________

☐    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
_______________________________________________________________________________
(2)	Form, Schedule or Registration Statement No.:
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(3)	Filing Party:
_______________________________________________________________________________
(4)	Date Filed:
_______________________________________________________________________________

This filing consists of an email communication distributed by Interactive Intelligence Group, Inc. (the “Company” or "Interactive Intelligence") to all employees:

To: All Employees
From: Corporate Communications
Subject: Merger Update -- Sent on Behalf of Don Brown

Interactive team,

I’d like to give you a brief update on the progress we’re making on our anticipated merger with Genesys.

As shared a few weeks ago, our merger requires a number of approvals before it can close, and I am pleased to report that we are successfully moving towards receiving these approvals. For example, we have made the requisite filings with the various regulatory authorities and we recently filed our preliminary proxy statement with the SEC.

We are also beginning our integration planning efforts. Bill Gildea, our COO, Tom Eggemeier, the President of Genesys, and Steve Rust, SVP Corporate Development of Genesys, will be leading merger related planning activities. They have pulled together a dedicated team consisting of senior Interactive and Genesys employees to lead detailed planning efforts for various departments and functions: for most groups, there will be at least one representative from Interactive and one from Genesys.

Already, several notable milestones have been reached between the time of our announcement and today as we continue to move forward, including:

•	Selected executive sponsor and project leads for planning activities

•	Identified general work streams

•	Interactive filed its preliminary proxy statement with the Securities and Exchange Commission

•	Submitted antitrust filing

Bill, Tom, Steve and the entire project team will be in Indianapolis next week to kick off the planning process.

As I’ve mentioned before, both Interactive and Genesys have developed best-in-class capabilities with highly complementary product portfolios that serve adjacent market segments. Together, the combined company will provide the broadest customer experience solutions for organizations of all sizes around the world that support billions of customer interactions each year across a range of industries.

We are excited to learn more about each other in the weeks and months ahead. As key decisions are made relative to our planning efforts, we will update you. In the meantime, please remember that we’re continuing to operate as separate companies.

Don Brown
CEO, Interactive Intelligence

P.S.: Some reminders:

•	There are still a number of steps we must take before the merger can be closed, such as getting the transaction approved by federal regulators and Interactive shareholders.

•	All approved merger announcement information has been filed with the SEC and is located on the inin.com investor page. You can view this page to see all of the customer/partner/employee FAQs.

•	Please do not send any other communication or make speculative remarks, as it could violate regulatory requirements.

•	Please direct any merger-related questions to your manager or this mailbox.

Important Additional Information
In connection with the proposed merger, Interactive Intelligence intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Interactive Intelligence will mail proxy materials to each shareholder entitled to vote at the special meeting relating to the proposed merger. Shareholders are urged to carefully read the proxy statement and any other proxy materials in their entirety (including any amendments or supplements thereto) and any other relevant documents that Interactive Intelligence will file with the SEC when they become available because they will contain important information. The proxy statement and other relevant materials (when available), and any and all documents filed by Interactive Intelligence with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by Interactive Intelligence via the Investor Relations section of its website at http://investors.inin.com, or copies may be obtained, without charge, by directing a request to Chief Financial Officer, Interactive Intelligence Group, Inc., 7601 Interactive Way, Indianapolis, Indiana 46278 or by calling (317) 715-8265.

Participants in the Solicitation
This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Interactive Intelligence, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the shareholders of Interactive Intelligence in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Interactive Intelligence’s shareholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Information regarding Interactive Intelligence’s directors and officers is set forth in Interactive Intelligence’s proxy statement for its 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 8, 2016, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 29, 2016. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via Interactive Intelligence’s Investor Relations section of its website at http://investors.inin.com.

Cautionary Note Regarding Forward-Looking Statements
This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and similar words or expression. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) Interactive Intelligence may be unable to obtain shareholder approval as required for the merger; (2) conditions to the closing of the merger, including the obtaining of required regulatory approvals, may not be satisfied; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business or stock price of Interactive Intelligence may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) Interactive Intelligence may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; (11) the risks described from time to time in Interactive Intelligence’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, subsequent Quarterly Reports on Form 10-Q and in other of Interactive Intelligence’s filings with the SEC; and (12) general industry and economic conditions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, Interactive Intelligence undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.